UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|12

Annual report

Putnam VT Growth and Income Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/12)

Investment objective

Capital growth and current income

Net asset value December 31, 2012

Class IA: $18.01	Class IB: $17.93

Total return at net asset value

			Russell 1000
(as of 12/31/12)‡	Class IA shares*	Class IB shares†	Value Index

1 year	19.43%	19.14%	17.51%

5 years	4.69	3.41	2.99
Annualized	0.92	0.67	0.59

10 years	71.92	67.74	103.82
Annualized	5.57	5.31	7.38

Life	664.12	628.20	957.73
Annualized	8.50	8.30	9.93

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

 † Class inception date: April 6, 1998.

‡ Recent performance may have benefited from one or more legal settlements.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of net assets as of 12/31/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Growth and Income Fund 1

Report from your fund’s manager

U.S. value stocks enjoyed strong performance in 2012. What factors contributed to those gains, and how did the fund perform?

The major stock market indexes delivered strong, double-digit returns overall for the period, but it was anything but a smooth ride for investors. Early in the fund’s fiscal year, investor sentiment began to improve after several turbulent months. Stocks staged an impressive recovery, with indexes posting their strongest first-quarter gains in over a decade. That rally, however, was followed by a bout of turbulence as investor worries escalated over issues such as Europe’s ongoing sovereign debt crisis and China’s economic slowdown. The summer months brought another market turnaround, when investors looked past these macroeconomic issues and drove stocks to multi-year highs. The rally continued into the final months of the period, although U.S. stocks were overshadowed by election uncertainty and resolution of the fiscal cliff.

Against this backdrop, Putnam VT Growth and Income Fund’s focus on U.S. value stocks was rewarding, as domestic equities outperformed foreign equities, and value stocks led growth stocks in 2012. Our stock selection strategies were effective, particularly in the financials and industrial sectors and contributed to the fund’s outperformance versus the Russell 1000 Value Index for the period. The portfolio’s pro-cyclical bias and reduced emphasis on defensive stocks also helped relative performance during periods of market strength and the fiscal year as a whole.

What were some examples of stocks that helped performance?

A relative overweight position in Citigroup was the top contributor to the fund for the year. The stock performed well in 2012, as the company’s restructuring efforts and its focus on growing its exposure to emerging markets have created a positive outlook for the company. Allstate, a property and casualty insurance company, was another top performer. Pricing in this industry has been increasing at an accelerated pace, and the fund’s overweight position in Allstate proved beneficial. Comcast, a provider of cable, video, high-speed Internet, and voice services, delivered solid revenue and earnings growth, and benefited from investor demand for dividend-paying stocks during the period. Holding an out-of-benchmark position in Apple, the creator of such iconic products as the iPhone and iPad, was also rewarding for performance.

What holdings detracted from returns?

The electronics retailer Best Buy has been hampered by competitive pressure from online retailers and detracted from the fund’s performance. The company has felt the impact of a trend known as “showrooming,” where consumers visit stores to see products, and then purchase them online at lower prices. Investors were also distracted by a number of management changes at Best Buy and speculation that its founder may make a bid to take the company private.

Two mature companies that I believe are fundamentally strong, Hewlett-Packard and Microsoft, detracted from results. Despite what I believe are inexpensive share prices, these stocks struggled as investors grew concerned about competitive pressure within the information technology industry.

What is your outlook for stock market investing in the coming months?

As we enter a new fiscal year for the fund, many issues remain unresolved across global financial markets. Investors must be vigilant about developments — and setbacks — in the ongoing eurozone debt crisis, the cooling economy in China, and the budget discussions in the United States. While these are complex challenges, it could be argued that they are adequately discounted in the market, and we believe it is worth considering the compelling valuation opportunities offered by stocks in this environment.

Corporate earnings continue to be a powerful dynamic as well, although this may be changing. While most companies exceeded expectations for bottom-line growth in the most recent quarter, early signs of revenue pressure emerged as fewer companies beat estimates for top-line growth. This trend merits watching, as it coincides with an expected gradual deceleration in earnings growth. For 2012, we believe we are likely to see a decline from 2011’s growth rate of 15%, and we expect further slowing in 2013. This would create a more challenging backdrop for investing. In a less robust environment such as this, it is important to be cautious and selective in our investment choices, and to incorporate rigorous fundamental research — which is exactly how we approach our stock selection for the fund’s portfolio.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Robert D. Ewing is Co-Head of U.S. Equities at Putnam. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1990.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Growth and Income Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2012, to December 31, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/12		for the 6 months ended 12/31/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.34	$4.66	$3.20	$4.47

Ending value
(after expenses)	$1,107.00	$1,106.10	$1,021.97	$1,020.71

Annualized
expense ratio†	0.63%	0.88%	0.63%	0.88%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Growth and Income Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Growth and Income Fund (the “fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2013

4 Putnam VT Growth and Income Fund

The fund’s portfolio 12/31/12

COMMON STOCKS (98.2%)*	Shares	Value

Aerospace and defense (5.1%)
Boeing Co. (The)	53,700	$4,046,832

Embraer SA ADR (Brazil)	175,400	5,000,654

General Dynamics Corp.	33,300	2,306,691

Honeywell International, Inc.	272,700	17,308,269

L-3 Communications Holdings, Inc.	113,500	8,696,370

Northrop Grumman Corp.	142,700	9,643,666

United Technologies Corp.	142,800	11,711,028

		58,713,510

Air freight and logistics (0.2%)
FedEx Corp.	24,700	2,265,484

		2,265,484
Airlines (0.3%)
Delta Air Lines, Inc. †	281,200	3,337,844

		3,337,844

Auto components (1.3%)
American Axle & Manufacturing Holdings, Inc. †	234,800	2,629,760

Johnson Controls, Inc.	334,200	10,259,940

Valeo SA (France)	52,565	2,665,381

		15,555,081

Automobiles (0.8%)
Ford Motor Co. S	383,500	4,966,325

Nissan Motor Co., Ltd. (Japan)	278,700	2,645,266

Tesla Motors, Inc. † S	33,800	1,144,806

		8,756,397

Beverages (0.5%)
Coca-Cola Enterprises, Inc.	168,200	5,336,986

		5,336,986

Biotechnology (0.1%)
Cubist Pharmaceuticals, Inc. † S	17,100	719,226

Dendreon Corp. † S	98,600	520,608

		1,239,834

Building products (0.2%)
Owens Corning, Inc. †	68,300	2,526,417

		2,526,417

Capital markets (4.7%)
Apollo Global Management, LLC. Class A	162,900	2,827,944

Bank of New York Mellon Corp. (The) S	172,600	4,435,820

Blackstone Group LP (The)	251,900	3,927,121

Charles Schwab Corp. (The) S	377,400	5,419,464

Goldman Sachs Group, Inc. (The)	70,569	9,001,782

KKR & Co. LP	283,798	4,322,244

Morgan Stanley	626,964	11,987,552

State Street Corp.	259,900	12,217,899

		54,139,826

Chemicals (2.2%)
Celanese Corp. Ser. A	52,800	2,351,184

Dow Chemical Co. (The)	253,400	8,189,888

E.I. du Pont de Nemours & Co. S	57,900	2,603,763

HB Fuller Co.	35,400	1,232,628

LyondellBasell Industries NV Class A	137,300	7,838,457

Tronox, Ltd. Class A	182,120	3,323,690

		25,539,610

Commercial banks (4.1%)
Barclays PLC (United Kingdom)	603,819	2,607,521

Fifth Third Bancorp	292,700	4,446,113

First Horizon National Corp.	328,700	3,257,417

Investors Bancorp, Inc.	36,205	643,725

KeyCorp S	156,400	1,316,888

U.S. Bancorp	198,800	6,349,672

Wells Fargo & Co.	855,620	29,245,092

		47,866,428

COMMON STOCKS (98.2%)* cont.	Shares	Value

Commercial services and supplies (1.0%)
ADT Corp. (The)	95,587	$4,443,840

Tyco International, Ltd.	242,275	7,086,544

		11,530,384

Communications equipment (1.9%)
Cisco Systems, Inc.	728,400	14,313,060

Polycom, Inc. †	418,600	4,378,556

Qualcomm, Inc.	56,700	3,516,534

		22,208,150

Computers and peripherals (2.0%)
Apple, Inc.	15,400	8,208,662

Fusion-io, Inc. † S	23,700	543,441

Hewlett-Packard Co. S	654,110	9,321,068

NetApp, Inc. †	82,500	2,767,875

SanDisk Corp. †	57,500	2,504,700

		23,345,746

Construction and engineering (0.3%)
KBR, Inc.	102,800	3,075,776

		3,075,776

Consumer finance (0.6%)
Capital One Financial Corp.	117,672	6,816,739

		6,816,739
Diversified consumer services (—%)
Strayer Education, Inc.	7,492	420,826

		420,826

Diversified financial services (7.8%)
Bank of America Corp.	1,854,845	21,516,202

Citigroup, Inc.	728,750	28,829,350

JPMorgan Chase & Co.	913,158	40,151,557

		90,497,109

Diversified telecommunication services (1.8%)
AT&T, Inc. S	164,700	5,552,037

Verizon Communications, Inc.	341,700	14,785,359

		20,337,396

Electric utilities (1.7%)
Edison International	112,300	5,074,837

Entergy Corp.	55,122	3,514,028

FirstEnergy Corp.	80,200	3,349,152

Great Plains Energy, Inc.	148,800	3,022,128

NextEra Energy, Inc.	32,800	2,269,432

PPL Corp. S	80,000	2,290,400

		19,519,977

Electrical equipment (0.4%)
Eaton Corp PLC	84,400	4,574,480

		4,574,480

Electronic equipment, instruments, and components (0.5%)
Corning, Inc.	274,900	3,469,238

TE Connectivity, Ltd.	51,100	1,896,832

		5,366,070

Energy equipment and services (3.4%)
Cameron International Corp. †	106,000	5,984,760

Halliburton Co.	377,800	13,105,882

McDermott International, Inc. †	223,600	2,464,072

Nabors Industries, Ltd. †	289,200	4,178,940

Oil States International, Inc. †	37,100	2,654,134

Schlumberger, Ltd.	112,189	7,773,576

Transocean, Ltd. (Switzerland)	76,800	3,429,120

		39,590,484

Food and staples retail (1.7%)
CVS Caremark Corp.	151,100	7,305,685

Kroger Co. (The)	127,700	3,322,754

Walgreen Co.	239,000	8,845,390

		19,473,829

Putnam VT Growth and Income Fund 5

COMMON STOCKS (98.2%)* cont.	Shares	Value

Food products (0.4%)
Archer Daniels-Midland Co.	88,400	$2,421,276

Hillshire Brands Co.	89,720	2,524,721

		4,945,997

Health-care equipment and supplies (2.3%)
Baxter International, Inc.	207,600	13,838,616

Boston Scientific Corp. †	209,630	1,201,180

Covidien PLC	165,154	9,535,992

St. Jude Medical, Inc.	66,400	2,399,696

		26,975,484

Health-care providers and services (3.0%)
Aetna, Inc.	250,900	11,616,670

CIGNA Corp.	128,900	6,890,994

Express Scripts Holding Co. †	42,500	2,295,000

Humana, Inc.	53,700	3,685,431

UnitedHealth Group, Inc.	190,900	10,354,416

		34,842,511

Hotels, restaurants, and leisure (0.3%)
McDonald’s Corp.	45,600	4,022,376

		4,022,376
Household durables (0.3%)
D.R. Horton, Inc. S	151,100	2,988,758

		2,988,758

Household products (0.7%)
Procter & Gamble Co. (The)	114,000	7,739,460

		7,739,460
Independent power producers and energy traders (0.6%)
AES Corp. (The)	166,600	1,782,620

Calpine Corp. †	282,100	5,114,473

		6,897,093

Industrial conglomerates (1.5%)
General Electric Co.	811,070	17,024,359

		17,024,359

Insurance (7.2%)
ACE, Ltd.	86,800	6,926,640

Aflac, Inc.	233,000	12,376,960

Allstate Corp. (The)	329,800	13,248,066

American International Group, Inc. †	130,300	4,599,590

Assured Guaranty, Ltd.	250,167	3,559,876

Chubb Corp. (The)	37,317	2,810,716

Everest Re Group, Ltd.	42,800	4,705,860

Hartford Financial Services Group, Inc. (The) S	320,500	7,192,020

Marsh & McLennan Cos., Inc.	66,000	2,275,020

MetLife, Inc.	398,013	13,110,548

Prudential Financial, Inc.	74,200	3,957,086

Prudential PLC (United Kingdom)	252,321	3,520,706

XL Group PLC	213,600	5,352,816

		83,635,904

IT Services (0.8%)
Computer Sciences Corp.	57,300	2,294,865

Fidelity National Information Services, Inc.	47,900	1,667,399

IBM Corp.	14,500	2,777,475

Total Systems Services, Inc.	68,700	1,471,554

Unisys Corp. †	36,474	631,000

		8,842,293

Leisure equipment and products (0.4%)
Hasbro, Inc. S	100,900	3,622,310

LeapFrog Enterprises, Inc. † S	181,900	1,569,797

		5,192,107

Machinery (1.7%)
Cummins, Inc.	29,200	3,163,820

Ingersoll-Rand PLC	59,200	2,839,232

Joy Global, Inc.	79,800	5,089,644

COMMON STOCKS (98.2%)* cont.	Shares	Value

Machinery cont.
Navistar International Corp. † S	105,800	$2,303,266

Parker Hannifin Corp.	35,500	3,019,630

Stanley Black & Decker, Inc.	48,900	3,617,133

		20,032,725

Marine (0.2%)
Kirby Corp. †	31,600	1,955,724

		1,955,724

Media (5.0%)
Comcast Corp. Class A	509,400	19,041,372

DISH Network Corp. Class A	246,500	8,972,600

News Corp. Class A	96,500	2,464,610

Time Warner Cable, Inc.	47,348	4,601,752

Time Warner, Inc.	357,100	17,080,093

Viacom, Inc. Class B	54,600	2,879,604

Walt Disney Co. (The)	58,400	2,907,736

		57,947,767

Metals and mining (1.9%)
Alcoa, Inc. S	175,600	1,524,208

Barrick Gold Corp. (Canada)	101,400	3,550,014

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia)	223,352	7,638,638

Nucor Corp.	82,500	3,562,350

Rio Tinto PLC (United Kingdom)	71,032	4,139,209

Steel Dynamics, Inc.	98,800	1,356,524

		21,770,943

Multi-utilities (1.2%)
Ameren Corp.	174,000	5,345,280

CMS Energy Corp.	71,300	1,738,294

National Grid PLC (United Kingdom)	235,117	2,693,130

PG&E Corp.	108,600	4,363,548

		14,140,252

Multiline retail (1.0%)
J.C. Penney Co., Inc. S	103,900	2,047,869

Macy’s, Inc.	95,000	3,706,900

Target Corp.	99,200	5,869,664

		11,624,433

Oil, gas, and consumable fuels (11.0%)
Anadarko Petroleum Corp.	51,900	3,856,689

Apache Corp.	53,403	4,192,136

Cabot Oil & Gas Corp.	146,300	7,276,962

Chevron Corp.	125,600	13,582,384

ConocoPhillips	60,300	3,496,797

CONSOL Energy, Inc.	55,300	1,775,130

Energen Corp.	34,600	1,560,114

Exxon Mobil Corp.	230,118	19,916,713

Gulfport Energy Corp. †	89,600	3,424,512

Hess Corp.	144,600	7,658,016

Marathon Oil Corp.	462,700	14,186,382

Noble Energy, Inc.	104,400	10,621,656

Nordic American Tankers, Ltd. (Norway) S	160,200	1,401,750

Occidental Petroleum Corp.	44,986	3,446,377

Royal Dutch Shell PLC ADR (United Kingdom)	234,573	16,173,808

Southwestern Energy Co. † S	251,500	8,402,615

Suncor Energy, Inc. (Canada)	69,800	2,295,323

Total SA ADR (France)	81,100	4,218,011

		127,485,375

Paper and forest products (0.6%)
International Paper Co.	127,000	5,059,680

MeadWestvaco Corp.	58,500	1,864,395

		6,924,075

6 Putnam VT Growth and Income Fund

COMMON STOCKS (98.2%)* cont.	Shares	Value

Personal products (—%)
Avon Products, Inc.	10,170	$146,041

		146,041

Pharmaceuticals (8.0%)
Eli Lilly & Co.	161,300	7,955,316

Johnson & Johnson S	354,600	24,857,460

Merck & Co., Inc.	563,025	23,050,244

Pfizer, Inc.	1,110,216	27,844,217

Sanofi ADR (France) S	54,500	2,582,210

Shire PLC ADR (United Kingdom)	31,100	2,866,798

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	62,600	2,337,484

Watson Pharmaceuticals, Inc. †	21,700	1,866,200

		93,359,929

Real estate investment trusts (REITs) (0.2%)
MFA Financial, Inc.	321,700	2,608,987

		2,608,987

Real estate management and development (0.1%)
Realogy Holdings Corp. †	41,000	1,720,360

		1,720,360

Semiconductors and semiconductor equipment (1.9%)
Advanced Micro Devices, Inc. † S	548,177	1,315,625

First Solar, Inc. † S	82,000	2,532,160

Intel Corp.	293,300	6,050,779

Lam Research Corp. †	96,063	3,470,756

Texas Instruments, Inc.	211,900	6,556,186

Xilinx, Inc.	50,500	1,812,950

		21,738,456

Software (1.5%)
Microsoft Corp.	531,300	14,201,649

Oracle Corp.	109,300	3,641,876

		17,843,525

Specialty retail (1.9%)
American Eagle Outfitters, Inc.	150,300	3,082,653

AutoZone, Inc. †	4,400	1,559,492

Bed Bath & Beyond, Inc. †	77,900	4,355,389

Best Buy Co., Inc. S	122,500	1,451,625

Lowe’s Cos., Inc.	200,300	7,114,656

Office Depot, Inc. †	936,500	3,071,720

Staples, Inc. S	151,000	1,721,400

		22,356,935

COMMON STOCKS (98.2%)* cont.	Shares	Value

Tobacco (1.1%)
Altria Group, Inc.	61,000	$1,916,620

Lorillard, Inc.	41,700	4,865,139

Philip Morris International, Inc.	73,500	6,147,540

		12,929,299

Wireless telecommunication services (0.8%)
Sprint Nextel Corp. †	785,000	4,450,950

Vodafone Group PLC ADR (United Kingdom)	182,300	4,592,137

		9,043,087

Total common stocks (cost $892,534,850)		$1,138,768,638

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	84,434	$3,746,337

Total convertible preferred stocks (cost $2,836,156)		$3,746,337

SHORT-TERM INVESTMENTS (7.9%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14% L	16,609,693	$16,609,693

Putnam Cash Collateral Pool, LLC 0.21% d	74,288,646	74,288,646

U.S. Treasury Bills with effective yields ranging
from 0.169% to 0.177%, October 17, 2013	$383,000	382,594

Total short-term investments (cost $91,280,803)		$91,280,933

Total investments (cost $986,651,809)		$1,233,795,908

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,160,083,119.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/12

			Fixed payments	Total return
Swap counterparty/		Termination	received (paid) by	received by or	Unrealized
Notional amount		date	fund per annum	paid by fund	appreciation

Goldman Sachs International
shares	223,806	8/16/13	(1 month USD-LIBOR-BBA	EMC Corp.	$5,279
			plus 40 bp)

shares	36,167	8/16/13	1 month USD-LIBOR-BBA	VMware, Inc.	3,459
			minus 35 bp

Total					$8,738

Putnam VT Growth and Income Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$123,554,033	$5,310,647	$—

Consumer staples	50,571,612	—	—

Energy	167,075,859	—	—

Financials	281,157,126	6,128,227	—

Health care	156,417,758	—	—

Industrials	125,036,703	—	—

Information technology	99,344,240	—	—

Materials	50,095,419	4,139,209	—

Telecommunication services	29,380,483	—	—

Utilities	37,864,192	2,693,130	—

Total common stocks	1,120,497,425	18,271,213	—

Convertible preferred stocks	—	3,746,337	—

Short-term investments	16,609,693	74,671,240	—

Totals by level	$1,137,107,118	$96,688,790	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$8,738	$—

Totals by level	$—	$8,738	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Growth and Income Fund

Statement of assets and liabilities
12/31/12

Assets

Investment in securities, at value, including $73,846,456 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $895,753,470)	$1,142,897,569

Affiliated issuers (identified cost $90,898,339) (Notes 1 and 6)	90,898,339

Dividends, interest and other receivables	2,363,437

Receivable for shares of the fund sold	74,411

Receivable for investments sold	407,963

Unrealized appreciation on OTC swap contracts (Note 1)	8,738

Total assets	1,236,650,457

Liabilities

Payable to custodian	12,896

Payable for investments purchased	407,259

Payable for shares of the fund repurchased	578,182

Payable for compensation of Manager (Note 2)	474,233

Payable for custodian fees (Note 2)	10,436

Payable for investor servicing fees (Note 2)	57,259

Payable for Trustee compensation and expenses (Note 2)	518,257

Payable for administrative services (Note 2)	11,789

Payable for distribution fees (Note 2)	44,621

Collateral on securities loaned, at value (Note 1)	74,288,646

Other accrued expenses	163,760

Total liabilities	76,567,338

Net assets	$1,160,083,119

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,364,438,983

Undistributed net investment income (Note 1)	22,440,003

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(473,949,501)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	247,153,634

Total — Representing net assets applicable to capital shares outstanding	$1,160,083,119

Computation of net asset value Class IA

Net assets	$948,756,009

Number of shares outstanding	52,682,067

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$18.01

Computation of net asset value Class IB

Net assets	$211,327,110

Number of shares outstanding	11,785,758

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.93

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 9

Statement of operations
Year ended 12/31/12

Investment income

Dividends (net of foreign tax of $182,825)	$30,753,560

Interest (including interest income of $9,391 from investments in affiliated issuers) (Note 6)	8,458

Securities lending (Note 1)	379,636

Total investment income	31,141,654

Expenses

Compensation of Manager (Note 2)	5,691,727

Investor servicing fees (Note 2)	1,172,592

Custodian fees (Note 2)	21,450

Trustee compensation and expenses (Note 2)	112,052

Distribution fees (Note 2)	540,070

Administrative services (Note 2)	40,878

Other	364,372

Total expenses	7,943,141

Expense reduction (Note 2)	(113,349)

Net expenses	7,829,792

Net investment income	23,311,862
Net realized gain on investments (Notes 1 and 3)	76,824,085

Net realized loss on swap contracts (Note 1)	(98,364)

Net realized gain on foreign currency transactions (Note 1)	873

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	872

Net unrealized appreciation of investments and swap contracts during the year	107,627,290

Net gain on investments	184,354,756

Net increase in net assets resulting from operations	$207,666,618

Statement of changes in net assets

	Year ended	Year ended
	12/31/12	12/31/11

Increase (decrease) in net assets

Operations:

Net investment income	$23,311,862	$22,855,236

Net realized gain on investments and foreign currency transactions	76,726,594	91,407,733

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	107,628,162	(169,446,972)

Net increase (decrease) in net assets resulting from operations	207,666,618	(55,184,003)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(19,244,681)	(16,243,829)

Class IB	(3,788,452)	(3,158,420)

Decrease from capital share transactions (Note 4)	(170,966,104)	(199,298,269)

Total increase (decrease) in net assets	13,667,381	(273,884,521)

Net assets:

Beginning of year	1,146,415,738	1,420,300,259

End of year (including undistributed net investment income of $22,440,003 and $22,272,317, respectively)	$1,160,083,119	$1,146,415,738

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Growth and Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/12	$15.37	.34	2.63	2.97	(.33)	—	(.33)	$18.01	19.43	$948,756.63		2.03	34

12/31/11	16.31	.29	(.99)	(.70)	(.24)	—	(.24)	15.37	(4.44)	933,477.63		1.81	44

12/31/10	14.46	.21	1.90	2.11	(.26)	—	(.26)	16.31	14.71	1,147,182.63		1.45	45

12/31/09	11.54	.23	3.07[e]	3.30	(.38)	—	(.38)	14.46	30.16[e]	1,183,503.67		1.90	55

12/31/08	23.28	.36	(8.17)[f]	(7.81)	(.52)	(3.41)	(3.93)	11.54	(38.57)[f]	1,117,897	.60[g]	2.19[g]	40

Class IB

12/31/12	$15.30	.30	2.61	2.91	(.28)	—	(.28)	$17.93	19.14	$211,327.88		1.78	34

12/31/11	16.23	.25	(.98)	(.73)	(.20)	—	(.20)	15.30	(4.64)	212,939.88		1.56	44

12/31/10	14.40	.18	1.87	2.05	(.22)	—	(.22)	16.23	14.38	273,119.88		1.20	45

12/31/09	11.47	.20	3.06[e]	3.26	(.33)	—	(.33)	14.40	29.81[e]	296,197.92		1.65	55

12/31/08	23.12	.31	(8.11)[f]	(7.80)	(.44)	(3.41)	(3.85)	11.47	(38.70)[f]	272,193	.85[g]	1.94[g]	40

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.08 per share outstanding as of March 31, 2009. This payment resulted in an increase to total returns of 0.72% for the year ended December 31, 2009.

f Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.06 per share outstanding on December 29, 2008. This payment resulted in an increase to total returns of 0.32% for the year ended December 31, 2008.

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/08	<0.01%

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 11

Notes to financial statements 12/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through December 31, 2012.

Putnam VT Growth and Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for

12 Putnam VT Growth and Income Fund

written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Total return swap contracts The fund entered into over-the-counter (OTC) total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $73,846,456 and the fund received cash collateral of $74,288,646.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $446,324,963 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$196,645,411	N/A	$196,645,411	12/31/16

249,679,552	N/A	249,679,552	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least

Putnam VT Growth and Income Fund 13

annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, partnership income and corporate action basis. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $111,043 to decrease undistributed net investment income and $111,043 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$252,260,285
Unrealized depreciation	(32,740,725)

Net unrealized appreciation	219,519,560
Undistributed ordinary income	22,448,741
Capital loss carryforward	(446,324,963)

Cost for federal income tax purposes	$1,014,276,348

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 42.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class IA	$956,763
Class IB	215,829

Total	$1,172,592

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $88 under the expense offset arrangements and by $113,261 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $883, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$540,070

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $400,346,099 and $580,579,613, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

14 Putnam VT Growth and Income Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/12		Year ended 12/31/11		Year ended 12/31/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	93,701	$1,582,082	73,703	$1,210,703	189,974	$3,196,950	251,222	$4,047,331

Shares issued in connection with
reinvestment of distributions	1,122,794	19,244,681	950,489	16,243,829	221,677	3,788,452	185,245	3,158,420

	1,216,495	20,826,763	1,024,192	17,454,532	411,651	6,985,402	436,467	7,205,751

Shares repurchased	(9,265,147)	(156,119,808)	(10,647,464)	(170,194,579)	(2,541,025)	(42,658,461)	(3,344,460)	(53,763,973)

Net decrease	(8,048,652)	$(135,293,045)	(9,623,272)	$(152,740,047)	(2,129,374)	$(35,673,059)	(2,907,993)	$(46,558,222)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	—*

OTC Total return swap contracts (notional)	$4,400,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Receivables	$8,738	Payables	$—

Total		$8,738		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(73,340)	$(98,364)	$(171,704)

Total	$(73,340)	$(98,364)	$(171,704)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Swaps	Total

Equity contracts	$8,738	$8,738

Total	$8,738	$8,738

Note 6 — Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$4,138,667	$181,448,309	$168,977,283	$9,391	$16,609,693

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other finan-cial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT Growth and Income Fund 15

Federal tax information (Unaudited)

The fund designated 98.72% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

16 Putnam VT Growth and Income Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.	SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra	
Elizabeth T. Kennan Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system

Putnam VT Growth and Income Fund 17

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management.

He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President and Treasurer	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments and	Putnam Investments and	Judith Cohen (Born 1945)
Putnam Management	Putnam Management	Vice President, Clerk, and Associate Treasurer
Since 1993
Robert R. Leveille (Born 1969)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer	Nancy E. Florek (Born 1957)
Since 2007	Since 2007	Vice President, Proxy Manager, Assistant
Chief Compliance Officer, Putnam	Director of Accounting & Control Services,	Clerk, and Associate Treasurer
Investments, Putnam Management, and	Putnam Management	Since 2000
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

18 Putnam VT Growth and Income Fund

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Putnam VT Growth and Income Fund 19

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20 Putnam VT Growth and Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Elizabeth T. Kennan
Putnam Retail Management	Ropes & Gray LLP	Kenneth R. Leibler
One Post Office Square		Robert E. Patterson
Boston, MA 02109	Independent Registered	George Putnam, III
	Public Accounting Firm	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Growth and Income Fund 21

This report has been prepared for the shareholders	H509
of Putnam VT Growth and Income Fund.	279048 2/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2012	$95,108	$ —	$3,480	$2,337
December 31, 2011	$107,799	$--	$3,042	$ —

For the fiscal years ended December 31, 2012 and December 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $257,929 and $130,424 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2012	$ —	$147,500	$ —	$ —

December 31, 2011	$ —	$107,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013